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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    May 24, 1999

                               CAREERBUILDER, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                                                     54-1779164
      (Commission File Number)            (IRS Employer Identification No.)


                             11495 Sunset Hills Road
                             Reston, Virginia 20190
                    (Address of principal executive offices)

                                 (703) 709-1001
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
             (Former Name or Address, if Changed Since Last Report)


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ITEM 5.     OTHER EVENTS

       CareerBuilder, Inc. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Commission as an exhibit hereto a joint press release issued by the Company and Microsoft Corp. ("Microsoft") dated May 24, 1999, announcing a strategic arrangement between the Company and Microsoft and an equity investment in the Company by Microsoft.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

     (a)    Financial Statement of Business Acquired.

            None.

     (b)    Pro Forma Financial Information.

            None.

     (c)    Exhibits.

            (99) Press Release dated May 24, 1999.

            The exhibit listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.


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                                    SIGNATURE


       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 1999                      CAREERBUILDER, INC.

                                             By: /s/ JAMES A. THOLEN
                                                 -------------------------
                                                 James A. Tholen
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX


     EXHIBIT NO.                                        Description
     -----------                                        -----------
         99                                            Press Release